UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 of the

Securities Exchange Act of 1934

Date of Report May 13, 2003

FIRST WEST VIRGINIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

West Virginia	1-13652	55-6051901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Warwood Avenue, Wheeling, West Virginia	26003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 233-0060

Not Applicable

Former name or former address, if changed since last report

ITEM 5. OTHER EVENTS.

Press release dated May 13, 2003, First West Virginia Bancorp, Inc. announces earnings for first quarter of 2003.

ITEM 7. Financials and Exhibits

Exhibits

99	Press release dated May 13, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

FIRST WEST VIRGINIA BANCORP, INC. (Registrant)

/s/ CHARLES K. GRAHAM
Charles K. Graham President and Chief Executive Officer

Date: May 13, 2003